                                                                    Exhibit 10.1

                       AMENDMENT NO. 3 TO OPTION AGREEMENT

                  AMENDMENT NO. 3 TO OPTION AGREEMENT (this "AGREEMENT"), dated as of December 28, 2006, by between EMPIRE RESORTS, INC., a Delaware corporation, having an address at Monticello Raceway, Route 17B, Monticello, New
York 12701 ("ISSUER"), and CONCORD ASSOCIATES LIMITED PARTNERSHIP (a/k/a Concord
Associates, L.P.), a New York limited partnership having an address at 115
Stevens Avenue, Valhalla, New York 10595 ("Grantee"). Capitalized terms used herein without definition shall have the meanings set forth in the Option
Agreement.

                  WHEREAS, Issuer and Grantee have entered into that certain
Option Agreement, dated as of November 12, 2004 (the "ORIGINAL AGREEMENT") and have amended the Original Agreement pursuant to Amendment No. 1 to the Option
Agreement, dated as of March 3, 2005, and a letter agreement, dated as of
December 30, 2005 (the Original Agreement, as so modified, and as modified by the terms of this Agreement, shall hereinafter be referred to as the "OPTION
AGREEMENT");

                  NOW THEREFORE, in consideration of the foregoing and the
mutual covenants and agreements set forth herein, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       AMENDMENT TO SECTION 2(B) OF OPTION AGREEMENT. The
parties hereby agree that each of clause (ii) and clause (iii) of Section 2(b)
of the Option Agreement (which relate to the Option Term) shall be amended to read, in its entirety, as follows:

                           "December 27, 2007"

                  2.       PARTIAL EXERCISE OF OPTION. (a) Grantee hereby elects
to exercise the Option in part with respect to 2,500,000 Option Shares for an aggregate consideration of $18,750,000. Issuer hereby accepts such election to exercise and agrees that no further notice is required by Grantee with respect thereto. Grantee and Issuer agree that the Option Closing Date shall be on or before January 31, 2007. Issuer hereby further confirms that (a) the Option and the Option Agreement remain in full force and effect, (b) they represent valid and binding obligations of Issuer, enforceable in accordance with their terms, and (c) Grantee shall be entitled to exercise the Option from and after the date hereof from time to time in whole or in part in accordance with the terms of the
Option Agreement for the remaining Option Shares (as calculated to give effect to this Amendment).

                  (b) Notwithstanding anything herein to the contrary, if the
Option Closing does not occur on or before January 31, 2007, the Option
Agreement shall be terminated.

                  3.       REMAINING OPTIONS. Section 2(a) of the Option
Agreement is hereby amended to read to change the reference to "5,188,913" to
"3,500,000". For purposes of clarification, the parties agree that to the extent the Grantee acquires Option Shares pursuant to the partial exercise referred to in this Amendment, the remaining number of Option Shares shall be reduced by the number of Option Shares so acquired. Section 3(b) of the Option Agreement is hereby deleted.

                  4.       OPTION AGREEMENT RATIFIED; COUNTERPARTS. The parties
hereby acknowledge and confirm that, except as modified and amended hereby or by any prior amendment or letter agreement, the Option Agreement and the Option remain in full force and effect. This Agreement may be executed in counterparts.

                  [Remainder of Page Intentionally Left Blank]

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                  IN WITNESS WHEREOF, Issuer and Grantee have caused this
Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

                                            CONCORD ASSOCIATES LIMITED
                                            PARTNERSHIP a/k/a CONCORD ASSOCIATES, L.P.

                                            By: Convention Hotels, Inc.,
                                                its general partner

                                            By: /s/ Louis R. Cappelli
                                                --------------------------------
                                                Name: Louis R. Cappelli
                                                Title: President

                                            EMPIRE RESORTS, INC.

                                            By: /s/ David P. Hanlon
                                                --------------------------------
                                                Name: David P. Hanlon
                                                Title: President, CEO

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